EXHIBIT 32
                                   ----------
                                  CERTIFICATION
  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A)
     AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Unit Corporation a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2003 and December 31, 2002 and for the three months and nine months ended September 30, 2003 and 2002.


Dated: November 6, 2003

By: /s/ John G. Nikkel
-----------------------
John G. Nikkel
CHIEF EXECUTIVE OFFICER
*

Dated: November 6, 2003

By: /s/ Larry D. Pinkston
--------------------------
Larry D. Pinkston
President and Chief Financial Officer
(PRINCIPAL ACCOUNTING OFFICER)
*

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Unit Corporation and will be retained by Unit Corporation and furnished to the Securities and Exchange Commission or its staff on request.